UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2026

HAYMAKER ACQUISITION CORP. 4

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-41757	87-2213850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

324 Royal Palm Way, Suite 300-i Palm Beach, FL 33480
(Address of Principal Executive Offices) (Zip Code)

(212) 616-9600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	HYACU	The New York Stock Exchange

Class A ordinary shares, par value $0.0001 per share	HYAC	The New York Stock Exchange

Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	HYAC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on October 9, 2025, Haymaker Acquisition Corp. 4 (“Haymaker”), Suncrete, Inc. (“PubCo”), Concrete Partners Holding, LLC (“Suncrete”) and the other parties signatory thereto, entered into a Business Combination Agreement (the “Business Combination Agreement”) with respect to a business combination between Haymaker, PubCo and Suncrete (the “Business Combination”).

Non-Redemption Agreement

On April 1, 2026, Haymaker entered into a Non-Redemption Agreement (the “Non-Redemption Agreement”) with an existing shareholder of Haymaker, pursuant to which, among other things, the investor agreed to reverse its election to redeem 250,000 Class A ordinary shares of Haymaker, par value $0.0001 per share (the “Holder’s Shares”), initially included as part of the units sold in Haymaker’s initial public offering (the “Public Shares”), to waive their redemption rights, vote in favor of the Business Combination at the Shareholder Meeting (as defined below), and hold the Holder’s Shares through the closing date of the Business Combination. In consideration for the Non-Redemption Agreement, Haymaker has agreed to pay to the investor an amount in cash equal to the product of (a) the excess of (i) the redemption price per Public Share paid by Haymaker to redeeming shareholders in satisfaction of their redemption rights over (ii) $10.75, multiplied by (b) the number of Holder’s Shares. The foregoing description of the Non-Redemption Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form thereof, which is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward Purchase Agreement

On April 6, 2026, Haymaker and Pubco entered into a forward purchase agreement (the “Forward Purchase Agreement”) with each of Harraden Circle Investors, LP (“HCI”), Harraden Circle Special Opportunities, LP (“HCSO”), Harraden Circle Strategic Investments, LP (“HCSI”) and Harraden Circle Concentrated, LP (“HCC”) (with HCI, HCSO, HCSI, HCC, collectively as “Seller”) for a prepaid share forward transaction. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Forward Purchase Agreement.

Pursuant to the terms of the Forward Purchase Agreement, the Seller has agreed to purchase up to 5,000,000 Shares in accordance with the terms and conditions therein. The Forward Purchase Agreement provides that the Seller will be prepaid an aggregate cash amount (the “Prepayment Amount”) equal to the (i) number of Shares, multiplied by (ii) the per-share redemption price at the closing of the Business Combination (the “Initial Price”). The Seller will be paid the Prepayment Amount directly from Haymaker’s trust account on the earlier of (a) one (1) business day after the closing of the Business Combination and (b) the date any assets from the trust account are disbursed in connection with the Business Combination. From time to time and on any business day on which Nasdaq and commercial banks in the City of New York are open for business (an “Exchange Business Day”), following the closing of the Business Combination (any such date, an “OET Date”), and subject to the terms and conditions therein, the Seller shall terminate the Transaction in whole or in part with respect to any number of Shares that are sold by Seller on such OET Date by giving notice of such termination and the specified number of Shares (such quantity, the “Terminated Shares”). As of each OET Date, Pubco will be entitled to from Seller, and Seller shall pay to Pubco, an amount equal to (a) the Initial Price multiplied by (b) the Terminated Shares. The Forward Purchase Agreement maturity date will be the earlier of (a) 6 months after the closing of the Business Combination, or (b) ten Exchange Business Days following the date upon which Pubco, in its sole discretion, delivers written notice to Seller that Pubco is accelerating the maturity date; provided that such notice will not be effective until three months after the closing of the Business Combination. In addition, Pubco has the right, in its sole discretion, to extend the maturity up to two times by three months each time by delivering written notice to Seller at least ten Exchange Business Days in advance of the then-scheduled maturity date. At maturity, in exchange for the return of the number of remaining Shares under the Forward Purchase Agreement, the Seller shall retain an amount equal to (i) the number of Shares multiplied by (ii) the Initial Price. The Seller also agreed to waive any redemption rights with respect to the Shares during the term of the Forward Purchase Agreement. The foregoing description of the Forward Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Forward Purchase Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 2, 2026, Haymaker held an extraordinary general meeting of shareholders (the “Shareholder Meeting”) and a special meeting of warrantholders (the “Warrantholder Meeting”) in connection with the Business Combination. At the Shareholder Meeting, a total of 21,622,101 of Haymaker’s issued and outstanding ordinary shares held of record as of February 11, 2026, the record date for the Shareholder Meeting, were present either in person or by proxy, which constituted a quorum. Haymaker’s shareholders voted on the following proposals at the Shareholder Meeting, each of which were approved. The final vote tabulation for each proposal is set forth below.

1.	Proposal 1, the Business Combination Proposal, to approve and adopt the Business Combination Agreement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,588,978	1,033,123	0	0

2.	Proposal 2, the Domestication Proposal, to approve the transfer by way of continuation of Haymaker out of its jurisdiction of incorporation and into the State of Delaware.

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,588,978	1,033,123	0	0

3.	Proposal 3, the Organizational Documents Proposal, to approve and adopt the proposed Haymaker organizational documents and proposed PubCo organizational documents.

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,588,978	1,033,123	0	0

4.	Proposal 4, the Advisory Organizational Documents Proposal, to approve on a non-binding advisory basis, the adoption of the proposed PubCo organizational documents.

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,111,847	1,510,254	0	0

5.	Proposal 5, the NYSE Proposal, to approve the issuance pursuant to the Business Combination Agreement of up to an aggregate of 55,908,067 shares of PubCo’s Class A Common Stock in connection with the Business Combination and the PIPE investment.

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,588,978	1,033,123	0	0

6.	Proposal 6, the 2026 Plan Proposal, to approve and adopt the Suncrete, Inc. 2026 Omnibus Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,588,953	1,033,123	25	0

7.	Proposal 7, the ESPP Proposal, to approve and adopt the Suncrete, Inc. Employee Stock Purchase Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,588,953	1,033,123	25	0

8.	Proposal 8, the Shareholder Adjournment Proposal, to authorize the adjournment of the Shareholder Meeting to a later date or dates, if necessary, to permit further solicitation and voting of proxies.

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,588,978	1,033,123	0	0

At the Warrantholder Meeting, a total of 9,049,966 of Haymaker’s issued and outstanding warrants held of record as of February 11, 2026, the record date for the Warrantholder Meeting, were present either in person or by proxy, which constituted a quorum. Haymaker’s warrantholders voted on the following proposals at the Warrantholder Meeting, each of which were approved. The final vote tabulation for each proposal is set forth below.

1.	Proposal 1, the Warrant Amendment Proposal, to approve and adopt an amendment to the terms of the Warrant Agreement, dated as of July 25, 2023, by and between Haymaker and Continental Stock Transfer & Trust Company.

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,487,983	482,361	79,622	0

2.	Proposal 2, the Warrantholder Adjournment Proposal, to allow Haymaker’s board of directors to adjourn the Warrantholder Meeting to a later date or dates to permit further solicitation of proxies.

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,777,638	192,706	79,622	0

Additional Information and Where To Find It

In connection with the Business Combination, PubCo and Suncrete have filed with the United States Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”), which includes a proxy statement with respect to the Shareholder Meeting and a prospectus with respect to PubCo’s securities to be issued in connection with the Business Combination (the “proxy statement/prospectus”), as well as other relevant documents concerning the Business Combination. The definitive proxy statement/prospectus included in the Registration Statement has been mailed to the shareholders and warrantholders of Haymaker as of the record date established for voting on the Business Combination. INVESTORS AND SHAREHOLDERS OF HAYMAKER ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT/PROSPECTUS REGARDING THE BUSINESS COMBINATION, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders can obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about PubCo, Haymaker and Suncrete, without charge, at the SEC’s website, http://www.sec.gov.

No Offer or Solicitation

This Current Report on Form 8-K (this “Report”) shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Report shall also not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements herein and the documents incorporated herein by reference may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties.

Examples of forward-looking statements include, but are not limited to, statements with respect to the expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding Haymaker, Suncrete, PubCo, the Business Combination and statements regarding the anticipated benefits and timing of the completion of the proposed Business Combination and PIPE investment, the SPAC public warrant exchange, plans and use of proceeds, future financial condition and performance and expected financial impacts of the Business Combination, the satisfaction of closing conditions to the Business Combination, the PIPE investment and the level of redemptions of Haymaker’s public shareholders, and PubCo’s, Suncrete’s and Haymaker’s expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements. Such risks, uncertainties and assumptions, include, but are not limited to:

•	the risk that the Business Combination and the PIPE investment may not be completed in a timely manner or at all;

•	the failure by the parties to satisfy the conditions to the consummation of the PIPE investment, the SPAC public warrant exchange and the Business Combination, including, without limitation, the Minimum Cash Condition (as defined in the Business Combination Agreement);

•	the risk that any of the investors do not satisfy their obligations under the non-redemption agreements;

•	the fact that Haymaker will retain sole discretion to effect the warrant amendment, including as a result of the level of redeeming stockholders;

•	the failure to realize the anticipated benefits of the Business Combination;

•	the outcome of any potential legal proceedings that may be instituted against PubCo, Suncrete, Haymaker or others following announcement of the Business Combination;

•	the level of redemptions of Haymaker’s public shareholders which may reduce the public float of, reduce the liquidity of the trading market of, and/or maintain the quotation, listing, or trading of the Ordinary Shares or the Class A Common Stock of PubCo;

•	the failure of PubCo to obtain or maintain the listing of its securities on any stock exchange on which PubCo’s Class A Common Stock will be listed after closing of the Business Combination;

•	costs related to the Business Combination and as a result of PubCo becoming a public company;

•	changes in business, market, financial, political and regulatory conditions;

•	risks relating to Suncrete’s anticipated operations and business, including the success of any future acquisitions;

•	the risk that issuances of equity or debt securities following the closing of the Business Combination, including issuances of equity securities in connection with Suncrete’s acquisition strategy, may adversely affect the value of Suncrete’s common stock and dilute its stockholders;

•	the risk that after consummation of the Business Combination, PubCo experiences difficulties managing its growth and expanding operations;

•	challenges in implementing the business plan, due to lack of an operating history, operational challenges, significant competition and regulation; and

•	those risk factors discussed in documents filed, or to be filed, with the SEC by PubCo, Haymaker or Suncrete.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section Haymaker’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and the Registration Statement and proxy statement/prospectus filed by PubCo and Suncrete, and other documents filed or to be filed by PubCo, Haymaker and Suncrete from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that none of PubCo, Suncrete or Haymaker presently know or currently believe are immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and none of the parties or any of their representatives assumes any obligation or intends to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of the parties or any of their representatives gives any assurance that PubCo, Suncrete or Haymaker will achieve its expectations.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Forward Purchase Agreement.
99.1	Form of Non-Redemption Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Haymaker Acquisition Corp. 4
April 7, 2026
	By:	/s/ Christopher Bradley
	Name:	Christopher Bradley
	Title:	Chief Executive Officer and Chief Financial Officer